Exhibit 99.1

                                           FOR:  REDWOOD EMPIRE BANCORP
                                   APPROVED BY:  James Beckwith
                                                 EVP/Chief Operating Officer
                                                 (707) 522-5215
For Immediate Release

                         REDWOOD EMPIRE BANCORP REPORTS
                          FIRST QUARTER 2003 NET INCOME

SANTA ROSA, Calif. (April 16, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported net income of $2,016,000 or $.57 per diluted share for the quarter ended March 31, 2003. This compares with net income of $1,947,000 or $.54 per diluted share for the same quarter a year ago. Annualized return on common equity was 28.8% in the first quarter of 2003 as compared with 30.2% in the same quarter a year ago. Annualized return on assets was 1.60% in the first quarter of 2003 as compared to 1.68% one year ago. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing our franchise, providing excellent service to customers and delivering outstanding returns to our shareholders are our key objectives," said Beckwith.

         Total deposits amounted to $482,361,000 as of March 31, 2003 as compared to $436,956,000 at March 31, 2002, which amounts to a $45,405,000 or 10% increase. Total assets amounted to $540,616,000 as of March 31, 2003 as compared to $489,107,000 at March 31, 2002, which amounts to a $51,509,000 or a 11% increase. Total loans amounted to $397,836,000 as of March 31, 2003 as compared to $351,625,000 one year ago, or a 13% increase.

         Net interest income amounted to $5,530,000 in the first quarter of 2003, compared to $4,989,000 in the same period in 2002, which represents a $541,000 or 11% increase. The increase in net interest income is attributable to a substantial increase in earning assets. Average earning assets amounted to $485,170,000 for the three months ended March 31, 2003 as compared to $441,641,000 for the same period one year ago. Earning asset growth was driven by strong deposit growth. The net interest margin was 4.62% for the quarter ended March 31, 2003 as compared to 4.58% one year ago and 4.31% in the fourth quarter of 2002. The Company's net interest margin has been positively impacted by significant loan growth and the downward repricing of interest bearing deposits.

         There was no loan loss provision for the quarters ended March 31, 2003 and March 31, 2002. Net charge-offs were $45,000 or .05% (annualized) of average portfolio loans for the quarter as compared to $31,000 or .04% (annualized) one year ago. Non-performing assets at March 31, 2003 were $3,255,000 or .6% of total assets, as compared to non-performing assets of $3,641,000, or .7% of total assets, as of March 31, 2002. The allowance for loan losses to nonperforming assets was 226% as of March 31, 2003 as compared to 207% as of March 31, 2002.

         Non-interest income amounted to $1,629,000 for the quarter ended March 31, 2003 as compared to $1,818,000 in the same period in 2002 or a 10% decrease. Merchant draft processing revenues decreased $50,000 from $1,179,000 in the first quarter of 2002 to $1,129,000 in the first quarter of 2003. Excluding net revenue from merchant bankcard processing, non-interest income amounted to $500,000 for the three months ended March 31, 2003 as compared to $639,000 for the same period one year ago.

         Non-interest expense amounted to $4,086,000 for the quarter ended March 31, 2003 as compared to $3,738,000 in the same period one year ago, which represents an increase of $348,000 or 9%. The increase in non-interest expense is primarily attributable to an increase in salary and employee benefit expense. The Company's efficiency ratio for the first quarter of 2003 amounted to 57% as compared to 55% one year ago. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 54% for the quarter ended March 31, 2003 as compared to 51% one year ago.

         For the three months ended March 31, 2003, the net income of the Company's community banking segment was $1,620,000 on revenues of $5,865,000. This compares to net income of $1,512,000 and revenues of $5,474,000 for the same period one year ago. The segment's improvement in net income, as compared to the first quarter of 2002, is primarily attributable to an increase in net interest income. The net income of the Company's bankcard segment was $396,000 for the quarter ended March 31, 2003 versus $435,000 in 2002. The decrease in the segment's net income for the quarter ended March 31, 2003 is primarily due to a decrease in processing revenue and an increase in salary and benefits expenses. The increase in the unit's salary and employee benefits expense is due to a build-up in sales development personnel. The merchant bankcard segment's net income comprised 20% of the Company's consolidated net income for the three months ended March 31, 2003, compared to 22% of the Company's consolidated net income for the three months ended March 31, 2002.

         As previously disclosed in the Company's quarterly and annual reports, on January 15, 2002 National Bank of the Redwoods formed NBR Real Estate Investment Trust, a Maryland Real Estate Investment Trust. The entity was formed to hold the Bank's real estate secured loans and to better organize the Bank's marketing and origination of real estate secured loans. As a result of the formation and funding of this entity, the Company's effective tax rate was reduced to 34% for the quarter ended March 31, 2003 as compared to 37% for the quarter ended March 31, 2002.

         In August 2001, the Company announced an authorization to repurchase 355,500 shares, as adjusted for the three-for-two stock split announced September 20, 2001. To date, 237,003 shares have been repurchased under the current authorization. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions.

         Total assets were $540,616,000 at March 31, 2003. Common book value per share was $8.51. The Company's Tier 1 capital to average assets ratio was 7.04% as of March 31, 2003.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.



                               (Tables to follow)

                                            REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (Unaudited)
                               (Dollars in thousands except for earnings per share and share data)

                                                                                        Three Months Ended
                                                                                              March 31,
                                                                                       2003               2002
                                                                           -------------------------------------
Total interest income                                                                 $7,542             $7,409
Total interest expense                                                                 2,012              2,420
                                                                           -------------------------------------
Net interest income                                                                    5,530              4,989
Provision for loan losses                                                                  -                  -
                                                                           -------------------------------------
Net interest income after provision for loan losses                                    5,530              4,989
                                                                           -------------------------------------
Service charges on deposit accounts                                                      268                314
Merchant draft processing, net                                                         1,129              1,179
Loan servicing income                                                                     35                 54
Net realized gains on investment securities available for sale                             -                 35
Other income                                                                             197                236
                                                                           -------------------------------------
   Total noninterest income                                                            1,629              1,818
                                                                           -------------------------------------
Salaries and employee benefits                                                         2,284              2,046
Occupancy and equipment expense                                                          614                524
Other                                                                                  1,188              1,168
                                                                           -------------------------------------
   Total noninterest expense                                                           4,086              3,738
                                                                           -------------------------------------
Income before income tax expense                                                       3,073              3,069
Income tax expense                                                                     1,057              1,122
                                                                           -------------------------------------
Net income                                                                            $2,016             $1,947
                                                                           =====================================

Basic earnings per share:
  Net income available for common stock shareholders                                   $0.60              $0.56
  Weighted average shares                                                          3,385,000          3,499,000
Diluted earnings per share:
  Net income available for common stock shareholders                                   $0.57              $0.54
  Weighted average shares                                                          3,507,000          3,632,000

Selected Ratios
Annualized Return on Average Total Equity                                            28.82 %             30.20%
Annualized Return on Average Total Assets                                             1.60 %              1.68%

                                                                                      Selected Balance Sheet Data
                                                                                             (In Thousands)
                                                                                              (Unaudited)
                                                                               March 31,        December 31,      March 31,
                                                                                 2003               2002            2002
                                                                           ---------------------------------------------------
Total Loans                                                                         $397,836           $365,076      $351,625
Allowance for Loan Losses                                                              7,355              7,400         7,549
Total Assets                                                                         540,616            513,181       489,107
Total Deposits                                                                       482,361            453,093       436,956
Trust Preferred Debt                                                                  10,000             10,000        10,000
Total Shareholders' Equity                                                            28,706             28,807        26,488
Nonperforming Assets                                                                   3,255              2,794         3,641

                                            REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                                       BUSINESS SEGMENTS
                                                          (Unaudited)
                                                    (Dollars in thousands)
                                                                                                 Three Months Ended
                                                                                                   March 31, 2003
                                                                                         -----------------------------------
                                                                                             Community
                                                                                              Banking          Bankcard
                                                                                         -----------------------------------
Total interest income                                                                                $7,542           $ ---
Total interest expense                                                                                2,007               5
Interest income (expense) allocation                                                                  (170)             170
                                                                                         -----------------------------------
Net interest income                                                                                   5,365             165
                                                                                         -----------------------------------
Provision for loan losses                                                                               ---             ---
Service charges on deposit accounts                                                                     268             ---
Merchant draft processing, net                                                                          ---           1,129
Loan servicing income                                                                                    35             ---
Net realized gains on investment securities available for sale                                          ---             ---
Other income                                                                                            197             ---
                                                                                         -----------------------------------
   Total noninterest income                                                                             500           1,129
                                                                                         -----------------------------------
Salaries and employee benefits                                                                        1,830             454
Occupancy and equipment expense                                                                         565              49
Other                                                                                                 1,000             188
                                                                                         -----------------------------------
   Total noninterest expense                                                                          3,395             691
                                                                                         -----------------------------------
Income before income tax expense                                                                      2,470             603
Income tax expense                                                                                      850             207
                                                                                         -----------------------------------
Net income                                                                                           $1,620            $396
                                                                                         ===================================

                                                                                                 Three Months Ended
                                                                                                   March 31, 2002
                                                                                         -----------------------------------
                                                                                             Community
                                                                                              Banking          Bankcard
                                                                                         -----------------------------------
Total interest income                                                                                $7,409           $ ---
Total interest expense                                                                                2,418               2
Interest income (expense) allocation                                                                  (156)             156
                                                                                         -----------------------------------
Net interest income                                                                                   4,835             154
                                                                                         -----------------------------------
Provision for loan losses                                                                               ---             ---
Service charges on deposit accounts                                                                     314             ---
Merchant draft processing, net                                                                          ---           1,179
Loan servicing income                                                                                    54             ---
Net realized gains on investment securities available for sale                                           35             ---
Other income                                                                                            236             ---
                                                                                         -----------------------------------
   Total noninterest income                                                                             639           1,179
                                                                                         -----------------------------------
Salaries and employee benefits                                                                        1,639             407
Occupancy and equipment expense                                                                         478              46
Other                                                                                                   971             197
                                                                                         -----------------------------------
   Total noninterest expense                                                                          3,088             650
                                                                                         -----------------------------------
Income before income tax expense                                                                      2,386             683
Income tax expense                                                                                      874             248
                                                                                         -----------------------------------
Net income                                                                                           $1,512            $435
                                                                                         ===================================